Centennial Government Trust

           Officers and Trustees
           James C. Swain, Chairman and Chief Executive Officer
           Bridget A. Macaskill, Trustee and President
           Robert G. Avis, Trustee
           William A. Baker, Trustee
           Charles Conrad, Jr., Trustee
           Jon S. Fossel, Trustee
           Sam Freedman, Trustee
           Raymond J. Kalinowski, Trustee
           C. Howard Kast, Trustee
           Robert M. Kirchner, Trustee
           Ned M. Steel, Trustee
           George C. Bowen, Vice President, Treasurer and Assistant Secretary Andrew J. Donohue, Vice President and Secretary
           Dorothy G. Warmack, Vice President
           Carol E. Wolf, Vice President
           Arthur J. Zimmer, Vice President
           Robert J. Bishop, Assistant Treasurer
           Scott T. Farrar, Assistant Treasurer
           Robert G. Zack, Assistant Secretary

           Investment Adviser and Distributor
           Centennial Asset Management Corporation

           Transfer and Shareholder Servicing Agent
           Shareholder Services, Inc.

           Custodian of Portfolio Securities
           Citibank, N.A.

           Independent Auditors
           Deloitte & Touche LLP

           Legal Counsel
           Myer, Swanson, Adams & Wolf, P.C.

           The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors.

           This is a copy of a report to shareholders of Centennial Government Trust. This report must be preceded or accompanied by a Prospectus of Centennial Government Trust. For material information concerning the Trust, see the Prospectus.

           For shareholder servicing, call:
           1-800-525-9310 (in U.S.)
           303-671-3200 (outside U.S.)

           Or write:
           Shareholder Services, Inc.
           P.O. Box 5143
           Denver, CO 80217-5143


RS0170.001.1296                  [RECYCLE GRAPHIC]  Printed on recycled paper

                            1996 Semiannual Report

                                  Centennial
                                  Government
                                    Trust

                              December 31, 1996

DEAR SHAREHOLDER:

The second half of 1996 was a period of uncertainty in the fixed income markets, largely due to investor fears of rapid economic growth and accelerating inflation. The 30-year Treasury rates rose above 7% in the second quarter and remained relatively unchanged until the end of the third quarter. That's when negative investor sentiment that led to the market downturn in June and July began to subside.

The swing away from inflationary fears seemed complete in October with the release of economic indicators showing a firm dollar, low inflation and slow growth. When the Federal Reserve responded to these indicators with another decision to leave rates alone, it appeared that concerns about rapid growth had been overblown, and interest rates fell in response. The status quo outcome of the presidential election also aided the decline in rates, and the bond market experienced one of the most substantial post-election rallies in recent history. With continued, sustainable non-inflationary growth of around 2% to 2.5%, and long-term rates at their lowest levels since April, the economy seems to have settled into a comfortable path of neither too little nor too much growth.

This decline in long-term Treasury rates over the past few months has caused the return on money market instruments to decline marginally, but the positive inflationary situation has helped to keep yields relatively strong. Money market fund yields are usually between three and five percentage points less than the yields on long-term bonds, and typically one percentage point above inflation. Assuing that the annual inflation rate is about 2.5%, money market yields would normally be about 3.5%, while longer-term yields might be as high as 5.5%. However, the difference between money market yields and inflation is currently greater than this formula would suggest. Part of the reason for this irregularity is the successful way in which the Federal Reserve Board has fought inflation.

As we head into 1997, money market funds continue to be a highly liquid opportunity to earn steady income while protecting principal. This year, money market funds turned out to be a good investment choice for the income-oriented investor.

For the six months ended December 31, 1996, the Trust's compounded annualized yield was 4.76%. Without compounding, the corresponding yield was 4.66%. The seven-day annualized yields, with and without compounding on December 31, 1996 were 4.79% and 4.69%, respectively.(1)

An investment in the Trust is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Trust will maintain a stable $1.00 share price in the future.

Thank you for your confidence in Centennial Government Trust. We look forward to helping you reach your investment goals in the future.

Sincerely,


/s/ James C. Swain
--------------------
James C. Swain
Chairman
Centennial Government Trust



/s/ Bridget A. Macaskill
------------------------
Bridget A. Macaskill
President
Centennial Government Trust

January 22, 1997



1. Compounded yields assume reinvestment of dividends. Past performance is not indicative of future results.

STATEMENT OF INVESTMENTS December 31, 1996 (Unaudited)
Centennial Government Trust


                                                                                              Face               Value
                                                                                             Amount           See Note 1
                                                                                           ----------         ----------
U.S. GOVERNMENT AGENCIES - 83.1%
Federal Farm Credit Bank:
   5.25%, 11/14/97(1)..................................................................  $  5,000,000       $  4,995,788
   5.26%, 1/27/97......................................................................     5,000,000          4,981,006
   5.29%, 11/6/97(1)...................................................................    10,000,000          9,995,852
   5.32%, 8/20/97(1)...................................................................    15,000,000         14,995,408
   5.43%, 12/17/97(1)..................................................................    10,000,000          9,991,509
   5.52%, 4/1/97.......................................................................    15,000,000         14,997,438
   5.93%, 7/1/97.......................................................................     5,145,000          5,156,424
Federal Home Loan Bank:
   5.19%, 1/3/97.......................................................................    10,000,000          9,999,970
   5.20%, 10/2/97(1)...................................................................    10,000,000          9,994,149
   5.33%, 5/2/97.......................................................................    16,000,000         15,997,978
   5.38%, 1/15/97......................................................................    13,000,000         12,972,801
   5.40%, 3/25/97......................................................................     6,000,000          5,999,599
   5.48%, 1/23/97......................................................................    22,000,000         21,926,324
   5.68%, 8/1/97(1)....................................................................    25,000,000         24,992,113
Federal Home Loan Mortgage Corp.:
   5.21%, 2/20/97......................................................................    19,000,000         18,862,514
   5.22%, 2/12/97......................................................................    15,000,000         14,908,650
   5.22%, 2/7/97.......................................................................    12,907,000         12,837,754
   5.23%, 2/3/97.......................................................................    44,200,000         43,988,274
   5.24%, 2/10/97......................................................................    29,000,000         28,831,156
   5.25%, 1/30/97......................................................................     9,500,000          9,459,823
   5.25%, 2/28/97......................................................................    20,000,000         19,830,833
   5.29%, 1/14/97......................................................................    28,000,000         27,946,411
   5.33%, 1/7/97.......................................................................     5,000,000          4,995,558
   5.34%, 1/15/97......................................................................    15,000,000         14,968,850
   5.37%, 3/31/97......................................................................    10,000,000          9,867,242
   5.38%, 3/21/97......................................................................     4,000,000          3,952,819
   5.38%, 3/25/97......................................................................     5,000,000          4,937,981
   5.40%, 1/17/97......................................................................    14,000,000         13,966,222
   5.46%, 1/30/97......................................................................    18,379,000         18,298,163
   5.50%, 1/10/97......................................................................    18,500,000         18,474,562
   5.70%, 1/2/97.......................................................................    15,600,000         15,597,183
Federal National Mortgage Assn.:
   5.13%, 6/20/97(1)...................................................................    10,000,000          9,995,400
   5.84%, 2/18/97(1)...................................................................    15,000,000         15,009,752
   5.85%, 2/14/97(1)...................................................................    15,000,000         15,008,225
   5.18%, 4/29/97......................................................................    10,000,000          9,830,211

Centennial Government Trust


                                                                                              Face              Value
                                                                                             Amount           See Note 1
                                                                                           ----------       ------------
U.S. GOVERNMENT AGENCIES (CONTINUED)
   5.18%, 5/2/97.......................................................................   $ 9,300,000       $  9,138,082
   5.20%, 2/24/97......................................................................    30,000,000         29,766,000
   5.22%, 3/17/97......................................................................    19,500,000         19,287,937
   5.22%, 3/6/97.......................................................................    20,000,000         19,814,400
   5.22%, 3/6/97.......................................................................     7,000,000          6,935,040
   5.25%, 4/11/97(1)...................................................................    26,200,000         26,191,360
   5.30%, 3/13/97......................................................................     9,000,000          8,905,925
   5.36%, 9/2/97(1)....................................................................    20,000,000         19,991,515
   5.40%, 7/16/97(1)...................................................................    10,000,000          9,997,241
   5.45%, 1/14/97......................................................................    20,000,000         19,960,639
   5.54%, 5/5/97(1)....................................................................     5,000,000          4,999,088
Student Loan Marketing Assn.:
   5.41%, 10/1/97(1)...................................................................     5,000,000          4,996,373
   7.88%, 2/3/97.......................................................................    10,000,000         10,020,484
guaranteeing commercial paper of:
New Hampshire Higher Education Loan Corp. Commercial Paper Nts.:
   Series 1995A, 5.28%, 1/15/97........................................................    20,000,000         19,958,933
   Series 1995A, 5.40%, 1/17/97........................................................    12,693,000         12,662,537
Secondary Market Services, Inc. Education Loan Corp. Commercial Paper Nts.,
   Series 1995A, 5.25%, 1/17/97........................................................    85,685,000         85,481,467
Secondary Market Services, Inc. Education Loan Revenue Nts.:
   Series 1995A, 5.28%, 1/6/97.........................................................    18,000,000         17,986,800
   Series 1995A, 5.30%, 1/8/97.........................................................    17,447,000         17,429,020
   Series 1995A, 5.31%, 1/24/97........................................................    20,473,000         20,403,545
                                                                                                            ------------
Total U.S. Government Agencies (Cost $862,490,328).....................................                      862,490,328
                                                                                                            ------------

REPURCHASE AGREEMENTS - 16.7%
Repurchase agreement with Goldman, Sachs & Co.,
   6.52%, dated 12/31/96, to be repurchased at $73,826,732
   on 1/2/97, collateralized by U.S. Treasury Nts., 7.875%,
   11/15/04, with a value of $75,299,017...............................................    73,800,000         73,800,000

Centennial Government Trust


                                                                                              Face                Value
                                                                                             Amount            See Note 1
                                                                                            ----------         ----------
REPURCHASE AGREEMENTS (CONTINUED)
Repurchase agreement with PaineWebber, Inc., 6.52%,
   dated 12/31/96, to be repurchased at $100,036,222 on 1/2/97, collateralized by Federal Home Loan Mortgage Corp.
   Participation Nts., 8%, 7/1/26, with a value of $35,549,684, and Federal National Mortgage Assn. Participation Nts.,
   6.50% - 7.50%, 3/1/09 - 2/1/25, with a value of $75,985,064.........................    $100,000,000   $  100,000,000
                                                                                                          --------------
Total Repurchase Agreements (Cost $173,800,000)........................................                      173,800,000
                                                                                                          --------------
Total Investments, at Value............................................................            99.8%   1,036,290,328
Other Assets Net of Liabilities........................................................             0.2        1,690,131
                                                                                                  -----   --------------

Net Assets.............................................................................           100.0%  $1,037,980,459
                                                                                                  =====   ==============

1. Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on December 31, 1996. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.


See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES December 31, 1996 (Unaudited)
Centennial Government Trust

ASSETS:
Investments, at value (including repurchase agreements of
   $173,800,000) - see accompanying statement ................       $ 1,036,290,328
Cash .........................................................                13,085
Receivables:
  Shares of beneficial interest sold .........................             8,087,162
  Interest ...................................................             2,716,750
Other ........................................................                30,965
                                                                     ---------------
    Total assets .............................................         1,047,138,290
                                                                     ---------------

LIABILITIES:
Payables and other liabilities:
  Shares of beneficial interest redeemed .....................             8,910,489
  Service plan fees ..........................................                80,420
  Transfer and shareholder servicing agent fees ..............                28,933
  Dividends ..................................................                 8,085
  Trustees' fees .............................................                 2,044
  Other ......................................................               127,860
                                                                     ---------------
    Total liabilities ........................................             9,157,831

NET ASSETS ...................................................       $ 1,037,980,459
                                                                     ===============

COMPOSITION OF NET ASSETS:
Paid-in capital ..............................................       $ 1,038,724,818
Accumulated net realized loss on investment transactions .....              (744,359)
                                                                     ---------------

NET ASSETS - applicable to 1,038,724,818 shares of beneficial
   interest outstanding ......................................       $ 1,037,980,459
                                                                     ===============

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE       $          1.00


See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Six Months Ended December 31, 1996 (Unaudited) Centennial Government Trust


INVESTMENT INCOME - Interest .........................       $ 27,522,312
                                                             ------------

EXPENSES:
Management fees - Note 3 .............................          2,358,613
Service plan fees - Note 3 ...........................          1,021,871
Transfer and shareholder servicing agent fees - Note 3            316,023
Registration and filing fees .........................             71,910
Custodian fees and expenses ..........................             62,972
Shareholder reports ..................................             25,584
Legal and auditing fees ..............................             16,414
Trustees' fees and expenses ..........................             10,203
Insurance expenses ...................................              7,176
Other ................................................              1,883
                                                             ------------
    Total expenses ...................................          3,892,649

                                                             ------------
NET INVESTMENT INCOME ................................         23,629,663

NET REALIZED LOSS ON INVESTMENTS .....................             (7,132)
                                                             ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .       $ 23,622,531
                                                             ============



STATEMENTS OF CHANGES IN NET ASSETS



                                                                   Six Months Ended
                                                                   December 31, 1996          Year Ended
                                                                      (Unaudited)            June 30, 1996
                                                                   ----------------         --------------
OPERATIONS:
Net investment income .......................................       $    23,629,663        $    46,466,225
Net realized gain (loss) ....................................                (7,132)                25,445
                                                                    ---------------        ---------------
Net increase in net assets resulting from operations ........            23,622,531             46,491,670

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS .................           (23,629,663)           (46,466,225)

BENEFICIAL INTEREST TRANSACTIONS:
Net increase in net assets resulting from beneficial interest
   transactions - Note 2 ....................................            95,501,790             49,276,111
                                                                    ---------------        ---------------

NET ASSETS:
Total increase ..............................................            95,494,658             49,301,556
Beginning of period .........................................           942,485,801            893,184,245
                                                                    ---------------        ---------------
End of period ...............................................       $ 1,037,980,459        $   942,485,801
                                                                    ===============        ===============


See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Centennial Government Trust

                                           Six Months Ended
                                             December 31,
                                                 1996                                    Year Ended June 30,
                                                                    -----------------------------------------------------------
                                               (Unaudited)          1996         1995          1994           1993         1992
                                           -----------------        ----         ----          ----           ----         ----
PER SHARE OPERATING DATA:
Net asset value, beginning
   of period ..............................     $    1.00        $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
Income from investment
   operations - net investment
   income and net realized gain ...........           .02              .05           .05           .03           .04           .04
Dividends and distributions to shareholders          (.02)            (.05)         (.05)         (.03)         (.04)         (.04)
                                                ---------        ---------     ---------     ---------     ---------     ---------
Net asset value, end of period ............     $    1.00        $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                =========        =========     =========     =========     =========     =========
TOTAL RETURN, AT
   NET ASSET VALUE(1) .....................          2.36%            4.91%         4.93%         2.84%         2.98%         4.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ...     $   1,038        $     942     $     893     $     613     $     637     $     575
Average net assets (in millions) ..........     $   1,017        $     962     $     719     $     665     $     633     $     582

RATIOS TO AVERAGE NET ASSETS:
Net investment income .....................          4.61%(2)         4.83%         4.81%         2.79%         2.81%         4.38%
Expenses ..................................          0.76%(2)         0.77%         0.80%         0.79%         0.79%         0.78%



1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.

2. Annualized.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
Centennial Government Trust


1. SIGNIFICANT ACCOUNTING POLICIES

Centennial Government Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust's investment objective is to seek a high current level of income consistent with preservation of capital and the maintenance of liquidity, through investment in a diversified portfolio of short-term debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Trust's investment adviser is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

Investment Valuation - Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Repurchase Agreements - The Trust requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Trust may be delayed or limited.

Federal Taxes - The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.


Distributions to Shareholders - The Trust intends to declare dividends from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, the Trust may withhold dividends or make distributions of net realized gains.

Other - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Centennial Government Trust

2. SHARES OF BENEFICIAL INTEREST

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                 Six Months Ended December 31, 1996            Year Ended June 30, 1996
                                ------------------------------------      ------------------------------------
                                     Shares              Amount               Shares               Amount
                                ---------------      ---------------      ---------------      ---------------

Sold ......................       1,481,099,068      $ 1,481,099,068        2,840,678,875      $ 2,840,678,875

Dividends and distributions
  reinvested ..............          24,415,928           24,415,928           46,248,970           46,248,970

Redeemed ..................      (1,410,013,206)      (1,410,013,206)      (2,837,651,734)      (2,837,651,734)
                                ---------------      ---------------      ---------------      ---------------
  Net increase ............          95,501,790      $    95,501,790           49,276,111      $    49,276,111
                                ===============      ===============      ===============      ===============


3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% on the first $250 million of average annual net assets with a reduction of 0.025% on each $250 million thereafter, to 0.40% on net assets in excess of $1 billion. The Manager has agreed to reimburse the Trust if aggregate expenses (with specified exceptions) exceed the lesser of 1.50% of the first $30 million of average annual net assets of the Trust, plus 1% of average annual net assets in excess of $30 million; or 25% of the total annual investment income of the Trust.

Shareholder Services, Inc. (SSI), a subsidiary of OFI, is the transfer and shareholder servicing agent for the Trust, and for other registered investment companies. SSI's total costs of providing such services are allocated ratably to these companies.

Under an approved plan of distribution, the Trust may expend up to 0.20% of its net assets annually to reimburse certain securities dealers and other financial institutions and organizations for costs incurred in distributing Trust shares. During the six months ended December 31, 1996 the Trust paid $17,886 to a broker/dealer affiliated with the Manager as reimbursement for distribution-related expenses.

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